LIST OF SUBSIDIARIES OF THE COMPANY
EXHIBIT 21.1

The following is a list of subsidiaries of the Company as of December 31, 2024:

Name of the entity	Jurisdiction
Cognizant Technology Solutions de Argentina S.R.L.	Argentina
Softvision SAS	Argentina
Cognizant Technology Solutions Australia Pty Ltd	Australia
Collaborative Solutions Asia-Pacific Pty Ltd	Australia
Collaborative Solutions Australia Pty Ltd	Australia
Contino Pty Ltd	Australia
SAASFOCUS PTY LTD	Australia
Servian Group (Holdings) Pty Ltd	Australia
Servian Managed Services Pty Ltd	Australia
Servian Pty Ltd	Australia
Servian (Victoria) Pty Ltd	Australia
SVN BidCo Pty Ltd	Australia
SVN HoldCo Pty Ltd	Australia
Thirdera Aus Pty Ltd	Australia
Vibrato Pty Ltd	Australia
Cognizant Technology Solutions Austria GmbH	Austria
Cognizant Technology Solutions Belgium SA	Belgium
Cognizant Servicos de Tecnologia e Software do Brasil Ltda	Brazil
Cognizant Technology Solutions Bulgaria EOOD	Bulgaria
Belcan Canada, Inc.	Canada
Cognizant Technology Solutions (Québec) Inc.	Canada
Cognizant Technology Solutions Canada, Inc.	Canada
Collaborative Technology Solutions Canada ULC	Canada
Softvision Canada, ULC OA Momentus Software	Canada
Cognizant Technology Solutions de Chile SpA	Chile
Belcan (Shanghai) Aviation Technology, Inc.	China
Cognizant Mobility (Shanghai) Co., Ltd.	China
Cognizant Technology Solutions (Dalian) Co., Ltd.	China
Cognizant Technology Solutions (Shanghai) Co, Ltd.	China
ZT Automation Limited	China
Cognizant Technology Solutions Colombia S.A.S.	Colombia
Cognizant Technology Solutions de Costa Rica Sociedad de Responsabilidad Limitada	Costa Rica
Cognizant Technology Solutions s.r.o.	Czech Republic
Cognizant Technology Solutions Denmark ApS	Denmark
Cognizant El Salvador, Sociedad Anonima de Capital Variable	El Salvador
Cognizant Technology Solutions Finland Oy	Finland
Cognizant France SAS	France
Cognizant Horizon Financial Services	France
Cognizant Technology Solutions France SAS	France
Thirdera France SAS	France
Belcan Engineering Services Germany GmbH	Germany
Cognizant Deutschland GmbH	Germany

Name of the entity	Jurisdiction
Cognizant Energy and Financial Services Consulting GmbH	Germany
Cognizant Mobility GmbH	Germany
Cognizant Technology Solutions GmbH	Germany
MOBICA GmbH	Germany
Netcentric Deutschland GmbH	Germany
Cognizant Technology Solutions Guatemala Limitada	Guatemala
Cognizant Technology Solutions Hong Kong Limited	Hong Kong
Cognizant Technology Solutions Hungary Kft.	Hungary
Belcan India Private Limited	India
Cognizant Technology Solutions India Private Limited	India
Collabie Solutions India Private Limited	India
GSoft Services Private Limited	India
SG Aerospace (India) Private Limited	India
Software Paradigms (India) Financial Services Private Limited	India
Software Paradigms Infotech Private Limited	India
Thirdera India Private Limited	India
TQS Integration Private Limited	India
Utegration India Private Limited	India
Ygyan Consulting Private Limited	India
PT Cognizant Technology Solutions Indonesia	Indonesia
Cognizant Technology Solutions Ireland Limited	Ireland
Collaborative Solutions EMEA Limited	Ireland
LZ Lifescience Limited	Ireland
Merit Software Holdings Limited	Ireland
Merit Software Limited	Ireland
Target Environmental Health & Safety Limited	Ireland
Vedsul Limited	Ireland
Cognizant Technology Solutions Italia, S.p.A.	Italy
Cognizant Japan KK	Japan
Cognizant Business Services Limited	Jersey
Cognizant Technology Solutions Jersey Limited	Jersey
Cognizant Technology Solutions Lithuania, UAB	Lithuania
Devbridge LT, UAB	Lithuania
Cognizant Technology Solutions Luxembourg S.à r.l	Luxembourg
CogDev Malaysia SDN. BHD.	Malaysia
Cognizant Oil and Gas Consulting Services Malaysia SDN. BHD.	Malaysia
Cognizant (Mauritius) Ltd.	Mauritius
Belcan Engineering Mexico Sociedad de Responsabilidad Limitada de Capital Variable	Mexico
Cognizant Technology Solutions de Mexico, S.A. de C.V.	Mexico
Idea Couture Latin America, S.A.P.I. de C.V.	Mexico
Mobica Solutions S.de R.L.	Mexico
Cognizant Consulting SARL	Morocco
SPI Nepal Private Limited	Nepal
Cognizant Technology Solutions Benelux B.V.	Netherlands
Inawisdom Europe B.V.	Netherlands
Thirdera NLD B.V.	Netherlands

Name of the entity	Jurisdiction
Collaborative Solutions New Zealand Limited	New Zealand
Cognizant New Zealand Limited	New Zealand
Cognizant Accounting Services Norway AS	Norway
Cognizant Business Services Norway AS	Norway
Cognizant Oil and Gas Consulting Services Norway AS	Norway
Cognizant Technology Solutions Norway AS	Norway
Cognizant Technology Solutions Philippines, Inc.	Philippines
Collaborative Solutions INC.	Philippines
Magenic Manila, Inc.	Philippines
MediCall Philippines, Inc.	Philippines
Thirdera PH, Inc.	Philippines
Belcan Engineering Services Poland Sp. z o.o	Poland
Cognizant Technology Solutions Poland sp. zo. o	Poland
Mobica Technologies Poland Sp. z o.o	Poland
Cognizant Technology Solutions Portugal, Unipessoal LDA	Portugal
Cognizant Mobility Romania S.R.L.	Romania
Cognizant Technology Solutions Romania S.R.L.	Romania
Netcentric Eastern Europe S.R.L.	Romania
Cognizant Regional Headquarters Company	Saudi Arabia
Cognizant Technology Solutions Saudi LLC	Saudi Arabia
Cognizant Technology Solutions Asia Pacific Pte. Ltd.	Singapore
Cognizant Technology Solutions Slovakia, s.r.o.	Slovakia
Cognizant Technology Solutions South Africa (Proprietary) Limited	South Africa
New Signature SA (Pty) Ltd	South Africa
Cognizant Technology Solutions Spain, S.L.	Spain
Netcentric Ibérica SLU	Spain
Thirdera Solutions, S.L.	Spain
CogDev Solutions AB	Sweden
Cognizant Technology Solutions Sweden AB	Sweden
Cognizant Technology Solutions AG	Switzerland
Enterprise Services AG	Switzerland
Netcentric AG	Switzerland
TQS Integration AG	Switzerland
Cognizant Technology Solutions (Thailand) Co., Ltd.	Thailand
Cognizant Technology Solutions Tunisia	Tunisia
Belcan Advanced Solutions Limited	United Kingdom
Belcan Engineering Services UK Limited	United Kingdom
Belcan International Limited	United Kingdom
Belcan Supply Chain Solutions Limited	United Kingdom
Belcan Technical Recruiting UK Limited	United Kingdom
Belcan Test Systems UK Limited	United Kingdom
Cognizant (GB) Limited	United Kingdom
Cognizant Holdings UK Limited	United Kingdom
Cognizant Oil and Gas Consulting Services UK Ltd	United Kingdom
Cognizant Technology Solutions Global Services Limited	United Kingdom
Cognizant Worldwide Limited	United Kingdom

Name of the entity	Jurisdiction
Cognizant UK Finance Limited	United Kingdom
Collaborative Solutions Europe Limited	United Kingdom
Contino Solutions Limited	United Kingdom
Devbridge UK Ltd	United Kingdom
Head London Limited	United Kingdom
Inawisdom Ltd	United Kingdom
Merit Research Limited	United Kingdom
Mobica Bidco Limited	United Kingdom
Mobica Holdings Limited	United Kingdom
Mobica Limited	United Kingdom
Netcentric UK Ltd	United Kingdom
New Signature UK Limited	United Kingdom
Rivereo Technologies Limited	United Kingdom
Sitec Design Limited	United Kingdom
Sitec Engineering Limited	United Kingdom
Sitec Holdings Limited	United Kingdom
Sitec Professional Services Limited	United Kingdom
Sitec Recruitment Limited	United Kingdom
Thirdera UK Ltd	United Kingdom
TQS Integration UK Limited	United Kingdom
UK BSI Holdings Limited	United Kingdom
Zentek Engineering (UK) Limited	United Kingdom
Zone Limited	United Kingdom
Avectus Healthcare Solutions, LLC	United States
AVISTA, INCORPORATED	United States
Belcan Alliances, Inc.	United States
Belcan Consulting Services, LLC	United States
Belcan Engineering Group, LLC	United States
Belcan Federal Holdings, LLC	United States
Belcan Government Solutions, Inc.	United States
Belcan Services Group Holdings, LLC	United States
Belcan Services Group Limited Partnership	United States
Belcan, LLC	United States
BHS Hospital Services, Inc.	United States
BHS India Holdings, Inc.	United States
BHS India Holdings, LLC	United States
BHS Physician Services, Inc.	United States
Cognizant Business Services Corporation	United States
Cognizant Domestic Holdings Corporation	United States
Cognizant Healthcare Services, LLC	United States
Cognizant International Holdings Corporation	United States
Cognizant Mobility, Inc.	United States
Cognizant Mortgage Services Corporation	United States
Cognizant Oil and Gas Consulting Services U.S. Inc.	United States
Cognizant Resources LLC	United States

Name of the entity	Jurisdiction
Cognizant Technology Solutions Holdings LLC	United States
Cognizant Technology Solutions Overseas Corporation	United States
Cognizant Technology Solutions Lincoln Holdings, LLC	United States
Cognizant Technology Solutions Services, LLC	United States
Cognizant Technology Solutions U.S. Corporation	United States
Cognizant TriZetto Software Group, Inc.	United States
Collaborative Solutions APJ, LLC	United States
Collaborative Solutions Holdings, LLC	United States
Collaborative Solutions MidCo, LLC	United States
Collaborative Solutions Northern Holdings, LLC	United States
collaborative solutions, LLC	United States
CSS Investment LLC	United States
JBR Technologies, LLC	United States
MediCall	United States
Mobica US Inc.	United States
NovoScale US, LLC	United States
Propulsion Acquisition, LLC	United States
Propulsion Holdings, LLC	United States
Propulsion Intermediate Holdings, LLC	United States
Propulsion RM Holdings, LLC	United States
Prospective Payment Specialists, Inc.	United States
Receivables Outsourcing, LLC	United States
ROI Access Management Services, LLC	United States
ROI Holding Company, LLC	United States
RTM Consulting, LLC	United States
Thirdera Holdings, LLC	United States
Thirdera, LLC	United States
Tin Roof Software, LLC	United States
TMG Health, Inc.	United States
TriZetto Provider Solutions, LLC	United States